3Q 2020 Business Update November 9, 2020 NASDAQ: SESN

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, clinical development of our protein therapies, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward- looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make as a result of various important factors, including: our projected financial position and estimated cash burn rate, expectations regarding the timing and amounts of any payments from Qilu under our license agreement, expectations regarding Qilu's ability to manufacture, develop and commercialize Vicineum in Greater China, expectations regarding potential OUS partnerships, expectations regarding the completion of our BLA filing, expectations regarding the impact of COVID-19 on our business, expectations regarding the timing of our PPQ campaign, expectations regarding the timing of the submission of our MAA for Vicineum™ to the EMA, expectations regarding the timing of potential approval of our MAA submission by the EMA, expectations regarding the timing of potential commercialization of Vicineum, expectations regarding physicians’ decisions to prescribe Vicineum, expectations regarding potential revenue opportunities, if approved, our ability to successfully develop our product candidates and complete our planned clinical programs, the potential advantages or favorability of our product candidates, our ability to obtain marketing approvals for our product candidates, expectations regarding our ongoing clinical trials and future post-marketing confirmatory trials, our ability to obtain, maintain and protect our intellectual property for our technology and products, other matters that could affect the financial performance of the Company, other matters that could affect the availability or commercial potential of the Company’s product candidates, and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, and other reports on file with the Securities and Exchange Commission (SEC). The forward-looking statements contained in this presentation are made as of the date hereof, and Sesen Bio assumes no obligation to update any forward-looking statements whether as a result of new information, future events, or otherwise except as required by applicable law. 2

NOVEMBER 2020 BUSINESS UPDATE 1. Differentiated MOA and clinical profile creates opportunity for best-in-class profile for Vicineum 2. Clear regulatory path forward for potential approval in US in 2021 and Europe in 2022 3. Significant global commercial opportunity; projected $1B - $3B peak revenue for Vicineum 3

BLOOD IN URINE See PCP; therapeutic trial of antibiotics prescribed Still see blood in urine See blood in urine; THE PATIENT JOURNEY try different antibiotic Confusion and concern on problem Begin tests REFERRED TO Shock and UROLOGIST st CT Scan emotional Preparing for 1 TURBT struggle cancer treatment Cytology Bladder BCG BCG again Cystoscopy MRI Fear, anxiety Testing Fear cancer Testing is progressing Hope DIAGNOSIS treatment is working BCG TUMOR HAS RECURRED BCG again BCG has failed More testing What’s next? UROLOGIST MAKES OUR MISSION IS TO SAVE AND Urologist visit TREATMENT CHOICE IMPROVE THE LIVES OF PATIENTS Intravenous treatment WITH CANCER Bladder (Medical Oncologist) removal (Surgeon) Intravesical treatment 4 Source: Svatek RS, et al. Eur Oncol. 2014. (Urologist)

Corporate Highlights: Two Years of Execution Excellence Successful Type C Initiated BLA submission Received PIP waiver Positive Pre-Submission meeting with FDA; from EMA meeting with EMA alignment on analytical comparability Positive 12-month Successful Type C Favorable market Announced preliminary VISTA meeting with FDA; research results vs. 1st OUS deal trial data alignment on Keytruda with Qilu for confirmatory trial design Greater China 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Favorable Completed first full, Scientific Advice Completed commercial-scale from EMA DS PPQ GMP run at Fuji (CMC) campaign Successful Type B Pre-BLA Successful Type B Pre-BLA meeting (clinical) with meeting (CMC) with FDA; Favorable Scientific FDA; alignment on use of alignment on Module 3 Advice from EMA Completed DP 12-month data for BLA components (Clinical) PPQ campaign GMP=Good Manufacturing Practice; FDA=Food and Drug Administration; BLA=Biologic License Application; CMC=Chemistry, manufacturing and controls; EMA=European 5 Medicines Agency; PIP=Paediatric Investigation Plan; DS=Drug Substance; PPQ=Process Performance Qualification; OUS=Outside of the United States; DP=Drug Product

Vicineum has a Highly Differentiated Clinical Profile Efficacy Data Safety Data 3-month response data Intravesical administration • CIS: 40% complete response rate (CRR) • Bladder wall serves protective function • Papillary: 71% recurrence-free rate • Preference of FDA* and most Urologists Durability of response Clinical experience • CIS: 52% duration of 9 months (12 months of • 243 patients exposed to Vicineum for periods up therapy) to 782 days across all clinical trials • Papillary: Median time to recurrence of 402 days • Average patient received 15 instillations of BCG Positive time to cystectomy data Differentiated safety profile • 76% of patients are cystectomy-free for 3 years • 95% of all AEs were Grade 1 or 2 • Meaningful data for patients and payers • Only 4% of patients experienced a treatment- related Grade 3-5 AE Encouraging survival data Favorable tolerability • Overall survival (OS) is 98% at 12 months • Low discontinuation rate due to AEs (3%) • 2-year OS is 96% vs. 94% for the general • No age-related increase in AEs population at 2 years (matched for age/gender) *As referenced in FDA NMIBC Guidance for Industry, February 2018. Source: Phase III data as of the May 29, 2019 data cut. 6 For additional information regarding Phase III clinical trial data please refer to slides 43-63.

Our long-term relationship with the FDA has allowed us to shape our nonclinical and clinical programs in alignment with the agency guidance 2018 FDA Guidance Vicineum Clinical Program • Conduct nonclinical studies to assess toxicity in animal models • Conduct nonclinical studies to demonstrate anti-tumor activity • Conduct nonclinical studies to determine optimal dose and schedule • Examine anti-tumor activity and optimal dose schedule in early phase clinical trial • Papillary cohort endpoint of recurrence-free survival (time to event endpoint) • CIS studied in single-arm trial with CRR & DoR as primary endpoints • Papillary cohort not in primary efficacy endpoint • Prefer intravesical vs. systemic administration • Specifically define trial entry criteria • Definition of BCG-unresponsive disease • 2004 WHO classification for tumor grading • Central pathology review of biopsy tissue and urine cytology • Collect data on patients’ previous anti-cancer therapies • Enroll patients who reflect clinically relevant patient population • Optimize risk-benefit balance with dose selection • Definition of CRR • Collect time to cystectomy data • Lower bound of 95% confidence interval rules out clinically unimportant CRR • Nonclinical studies to determine need for evaluation of systemic toxicity • Consistent efficacy and safety data across Phase I, II and III trials Source: FDA Guidance: BCG-Unresponsive Non-muscle Invasive Bladder Cancer: Developing Drugs and Biologics for Treatment Guidance for Industry, February 2018. 7 CRR, Complete Response Rate; DoR, Duration of Response; BCG, bacillus Calmette-Guérin; WHO, World Health Organization. 7

Vicineum confidence interval above FDA success criteria based upon complete response of other agents in patients with Carcinoma in situ Keytruda 3-month CRR Vicineum 3-month CRR 60 60 U.S. Patients1 Overall3 Overall1 U.S. Patients3 53% 50 51% 50 51% 48% 40 41% 40 40% 41% 32% 31% 30 30 30% 29% CRR (%) CRR CRR (%) CRR 20 20 20% success criterion for the 20% success criterion for the primary hypothesis test2 primary hypothesis test2 16% 10 10 0 0 3Advisory Committee Briefing Document and presentation slides for pembrolizumab 1Data are as of May 29, 2019 data cut from the Phase III VISTA trial for NMIBC (PEMBROLIZUMAB-P057V01MK3475). December 17, 2019. 2To demonstrate a clinically meaningful response, per ODAC panel discussion on Dec. 17, 2019, and based on a meta-analysis of commonly used chemotherapy agents and the18% CRR of Valstar. Please use caution when drawing comparisons across different clinical trials 8

Positive progress in CMC comparability enables anticipated completion of BLA in December 2020 Module 1 Module 2 Module 3 Module 4 Module 5 General corporate Introduction to summary Drug substance 24 Non-clinical studies List of clinical studies information Quality overall summary • Manufacturer 30 Non-clinical reports Phase 1, 2 and 3 Clinical Study Patent information and Non-clinical overview • Facility information • Pharmacology Reports exclusivity Clinical overview • Batch records o 19 reports Integrated Summary of Efficacy Waivers Non-clinical written and • Validation Master Plans • Pharmacokinetics Integrated Summary of Safety Draft Label tabulated summaries Drug product o 4 reports Case Report Forms Risk management plan • Pharmacology • Manufacturer • Toxicology reports • Pharmacokinetics • Facility information o 7 reports Draft carton and • Toxicology • Batch records container labels Clinical summaries • Validation master plans • Biopharmaceutical studies Analytical comparability • Pharmacology studies study utilizing DS and DP • Clinical Efficacy PPQ data • Clinical Safety Analytical method validation Phase 3 clinical assays • Description of assays and validation Indicates information submitted in December 2019 • Summary of sample analysis results Indicates information expected to be submitted in December 2020 9

Forward-looking Timeline for Vicineum Positive progress in the US and Europe enables a clear regulatory path forward with the following anticipated milestones: US BLA completionFDA accepts file FDA approval Early commercial success 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 Europe MAA submission HTA/NICE evaluations EMA approval BLA=Biologics License Application; MAA=Marketing Authorization Application; HTA=Health Technology Assessment; NICE=National Institute for Clinical Excellence 10

Completion of Vicineum BLA submission anticipated in December 2020 Oncology Products Reviewed by FDA 2006 - 2015 Phase Probability of Approval Products at end of Phase I 5% Products at end of Phase II 8% Products at end of Phase III 33% Products with BLA Submission 82% As part of a comprehensive analysis done for the Biotechnology Innovation Organization (BIO), a total of 9,985 clinical and regulatory phase transitions (phase advancement or development suspension) were recorded and analyzed from 7,455 development programs, across 1,103 companies. Sources: FDA applications for oncology products 2006 – 2015. Thomas D.W. et al., Clinical development success rates 2006-2015. 2016. Bio, BioMedTracker and Amplion. 11

Large Global Commercial Opportunity Substantial US opportunity and OUS potential of roughly two times the US • Projected peak revenue opportunity of $1B - $3B Anticipated virtuous cycle of advocacy across physicians, patients/caregivers, and payers to drive rapid uptake and strong growth after approval and launch Compelling intent to prescribe research Highly concentrated market of ~1,500 Urologists treating ~75% of BCG patients allows for efficient targeting • Estimated 40-50 sales representatives required • Allows for efficient digital/social strategies to activate patients/caregivers 12 Source: Sesen Bio Qualitative market research, Urologist IDIs June 2019, n = 30.

2020 Market Research Results High Prescribing Urologists Prefer Vicineum Profile Intent-to-Prescribe Key Attributes (Stated share of branded agents)* Extremely 10.0 90% 83% 9.0 8.6 80% 8.2 8.2 8.0 70% 7.0 6.2 60% 6.0 5.8 5.4 5.2 50% 5.0 40% Average Rating Average 4.0 % of patients 3.4 30% 3.0 17% 20% 2.0 10% 1.0 0% Not at all 0.0 Vicineum Keytruda Efficacy Safety Ease of Interest in use of Profile Profile integration product Vicineum Profile Keytruda Profile Source: Emerging treatment in-depth interviews (IDIs) with high BCG-treating Urologists, 1Q 2020, N=34 This slide is intended for market research purposes only and is not intended for marketing purposes. 13 *Urologists would use a branded agent in ~80% of their high-risk, BCG-unresponsive patients

NMIBC Therapeutics Have Been Plagued by Manufacturing Issues No clear near-term resolution of the BCG shortage or the CMC issues for Adstiladrin Valstar was pulled from the market in 2002 due to impurities in the formulation. FDA Merck is constructing a new facility approval to re-introduce Valstar to the that may expand BCG production; market was not received until 2009 anticipated completion in 2025/2026 2012 2013 2014 2015 2016 2017 2018 2019 2020 Sanofi suspends Merck announces Sanofi discontinues Merck announces FerGene receives a production of BCG shortages of BCG all global production supply constraints complete response Connaught strain during Tice strain of BCG Connaught of BCG Tice strain letter for Adstiladrin facility renovations strain expected to last for multiple CMC and throughout 2020 manufacturing issues Sources and Additional Information: Valera Pharmaceuticals 10K 2006. Wall Street Journal. Sanofi to Stop Production of Bladder Cancer Drug BCG. Peter Loftus. 2016. https://www.auanet.org/practice-resources/bcg-info/bcg-shortage- notice. https://www.bcan.org/2019-bcg-shortage-bladder-cancer/. https://www.who.int/news-room/commentaries/detail/bacille-calmette-gu%C3%A9rin-(bcg)-vaccination-and-covid-19. https://fergene.com/media/fergene-provides-update-on-bla-for-nadofaragene-firadenovec/. https://www.merck.com/news/merck-announces-plans-to-construct-new-facility-in-the-united-states- 14 to-expand-manufacturing-capacity-for-tice-bcg/.

Vicineum End-to-End Supply Chain World-class manufacturing and distribution capabilities ensure execution excellence Our mission is to • Vicineum Drug Substance manufacturer • Vicineum Drug Product manufacturer • 3PL services (storage, ordering and • Shipment to accredited Urology accounts receivable management) clinics save and improve the • 7 commercial products launched from • >140 clinical and commercial oncology lives of patients with site where Vicineum is manufactured programs • Best-in-class warehousing and • Board certified specialists for NMIBC transportation solutions NMIBC care o 3 produced via E. coli o >55 biologics • Specialty pharmaceutical distribution • Patient visits same Urology clinic o 2 oncology products o >5 commercial products as for BCG administration • • 30+ years manufacturing biologics • 60+ years of experience in Leading distributor of specialty pharmaceuticals with an extensive • Same treatment administration manufacturing of oncology products • 325+ protein-based therapeutics in oncology portfolio, including Uro- process for patient and HCP as development and/or manufacturing • Proven track record with FDA and oncology for BCG worldwide regulatory agencies • Proven track record with FDA and worldwide regulatory agencies 15

Highly Reliable Manufacturing Process for Vicineum 2000 L E. coli Production Bioreactor Centrifugation (bulk solids removal) Clarification (MF for fine solids removal and UF/DF for buffer exchange) Cell Bank Shake flask 5 Column Purification DP Fill Finish (7 mL @ 5mg/mL) 1: Q-Sepharose FF 2: Ni2+ IMAC 3: Q-Sepharose HP 4: CHT 5: Q-Sepharose HP BDS Formulation (UF/DF for buffer exchange) (Crude capture) (Affinity capture, LMW (HMW aggregates (HCP removal) (Concentration step) Impurities removal) removal) MF, microfiltration; UF, ultrafiltration; DF, diafiltration; FF, Fast-flow; IMAC, immobilized metal affinity chromatography; HP, High-performance; CHT, ceramic hydroxyapatite; BDS, bulk drug substance; 16 DP, drug product; LMW, low molecular weight; HMW, high molecular weight; HCP, host-cell protein. Source: Arjune Premsukh, Joelle Lavoie JM, Jeannick Cizeau, Joycelyn Entwistle, Glen MacDonald. Protein Expression Purification. 2011 Jul;78(1):27-37.

Positive US and European Regulatory CMC Feedback Our analytical comparability plan is aligned with global standards issued by the ICH and feedback from the FDA and EMA FDA Feedback May 2019 Type C and December 2019 Type B pre-BLA meeting: FDA Accepts Analytical Comparability Plan • Reached alignment with FDA on primary objective of meeting: acceptance of analytical comparability plan for commercial supply of Vicineum • No additional clinical trials deemed necessary at this time, subject to final comparability data to be included in the BLA EMA Feedback May 2020: CHMP Issues CMC Advice for Vicineum • CHMP agreed that the CMC comparability plan provides a strong analytical package, and no additional clinical trials to establish comparability are deemed necessary at this time • CHMP agreed to accept the GMP inspections conducted by the FDA ICH=The International Council for Harmonization of Technical Requirements for Pharmaceuticals for Human Use; CHMP=Committee for Medicinal Products for Human Use 17

Commercial Manufacturing Strategy Based on Demonstrating Comparability We aligned with the FDA on assessing analytical comparability in support of approval for commercial manufacturing at our CMOs Clinical Supply Commercial Supply Drug Substance Sesen FUJIFILM Diosynth Biotechnologies (CMO) Drug Product Sesen Baxter (CMO) The analytical comparability plan is comprised of 4 key elements: 1. Analytical Release Testing • Assesses the purity, biological activity and general characteristics of Vicineum 2. Biophysical Characterization • Assesses the structural characteristics of Vicineum 3. Forced Degradation Studies • Assesses the degradation pathway of Vicineum when exposed to stress conditions 4. Stability Studies 18 • Assesses the stability of Vicineum at accelerated and long-term storage temperatures

Meaningful Progress on Demonstrating Comparability We have maintained high-quality manufacturing standards through the tech transfer process Sesen FUJIFILM Diosynth Biotechnologies Test Phase III PPQ1 PPQ2 PPQ3 Appearance pH Identity Concentration Polysorbate 80 Purity Charge Variants Potency Binding Host Cell Protein Residual DNA Endotoxin 19 Indicates acceptance criteria met for batches used in clinical trials (Sesen) or technology transfer (FUJIFILM Diosynth Biotechnologies)

Extensive Biophysical Characterization Supports Comparability Structural characteristics of biologics impart biological function FUJIFILM Diosynth Sesen Highly Biotechnologies (Phase III Average) Comparable Test (PPQ Average) Analytical Ultracentrifugation 4.25 4.24 (S-value) 272.9 nm 272.5 nm Circular Dichroism 281.7 nm 281.5 nm (Near UV emission maxima) 289.4 nm 289.3 nm Tm1 39.7°C Tm1 39.6°C Differential Scanning Calorimetry Tm2 42.1°C Tm 2 41.8°C (Thermal Transmission Temperature) Tm3 51.4°C Tm3 51.4°C -helix: 13.3% -helix: 13.5% Fourier-transform infrared spectroscopy -sheet: 41.8% -sheet: 41.7% Free Sulfhydryl Analysis None detected None detected Intact Mass 69555.8 Da (Native) 69555.5 Da (Native) (Native Mass) 69564.5 Da (Reduced) 69565.3 (Reduced) Intrinsic Tryptophan Fluorescence 345 nm (Native) 344 nm (Native) (Emission Maxima) 357 nm (Denatured) 356 nm (Denatured) 100% match to theoretical 100% match to theoretical Peptide Mapping sequence sequence SEC-MALS 70.4 kDa 70.0 kDa (Monomer molecular weight) 20 *Data shown is a representative sampling of all available biophysical characterization data. Averages reflect three clinical lots used in the Phase 3 trial manufactured by Sesen vs. the three PPQ lots manufactured by Fuji.

Forced Degradation Studies in Support of Comparability Clinical and commercial material display highly similar degradation profiles, providing strong support for comparability 25°C Forced Degradation Study 120 The Comparability plan includes: 100 1. High temperature (25°C) 80 2. pH 7.5 and pH 10 60 3. Oxidative stress 40 20 4. Freeze-thaw stress (%) Binding Relative 0 5. Photostability 0 5 10 15 Day Clinical supply lot Commercial supply lot Normalized to T = 0 of 100% for ANCOVA analysis, P = 0.47 P >0.05 = The rate of change between the two processes is not significantly different 21 ANCOVA=Analysis of covariance. The analysis combines the methods used in ANOVA with linear regression on a number of different levels.

Long-term Stability in Support of Comparability Based on available stability data, clinical and commercial material display comparable stability profiles at -20°C, providing strong support for comparability and justification for a robust commercial shelf life 102 At our CMC pre-BLA meeting, we reached agreement 100 with the FDA: 98 1. To submit stability data throughout the BLA review period Clinical supply lot #1 96 Clinical supply lot #2 2. That if analytical comparability is demonstrated, the stability Clinical supply lot #3 data from clinical lots can be leveraged % Monomer 94 Clinical supply lot #4 Commercial supply lot 92 90 0 12 Weeks Normalized to T = 0 of 100% for ANCOVA analysis, P = 0.8423 P >0.05 = The rate of change between the two processes is not significantly different 22

Key Activities to Complete Module 3 Finalize the statistical analysis of in-process and release testing data from the PPQ campaigns Finalize the writing of all validation documents required for Module 3 Perform quality control review of Module 3 and publish into FDA submission format We anticipate Module 3 will be submitted to the FDA in December 2020 23

Forecast Simulation Model Key Assumptions US and OUS US Inputs OUS Inputs Output High-risk NMIBC patients unresponsive to BCG Prevalence (relative to US) Estimated peak market share Peak Revenue Opportunity for Vicineum: Approximate year 1 doses received $1B - $3B Price (relative to US) Anticipated annual CMS ASP CMS=Centers for Medicare and Medicaid Services; ASP=Average Selling Price 24 For detailed model assumptions please refer to backup slides 79-80

We estimate the OUS opportunity for Vicineum is roughly double the US Peak Revenue Opportunity for Vicineum Geography (captures 80% of variance) Europe $450M - $1,125M US $423M - $942M China $155M - $418M MENA $158M - $420M Rest of Asia (incl. Japan) $109M - $282M Latin America $51M - $150M Canada $28M - $81M Oceania* $17M - $53M *Australia, New Zealand, Melanesia, Micronesia, Polynesia Note: The peak sales ranges above were calculated using a Monte Carlo revenue simulation model; using the inputs listed on backup slides 79-80, the model calculated a range of alternative futures and possibilities. Peak sales presented capture 80% of uncertainty (10th-90th percentiles) 25

3Q 2020 Financial Highlights 3Q 2020 Net Proceeds Qilu upfront $10.0M ATM $ 8.2M Total $18.2M $14M Cash Used in Operations in 3Q • Tech transfer/manufacturing scale-up • Regulatory support of BLA in US • Regulatory support of MAA in Europe $42M in cash and cash equivalents • No outstanding debt ATM Utilization 1Q 2020 $3.2M 2Q 2020 $4.8M $58.5M available on ATM facility 3Q 2020 $8.2M 26

3Q 2020 Flux Analysis Strengthening the Balance Sheet while Minimizing Dilution June 30 Sept 30 Change Cash and cash equivalents $38M $42M +10% Shares outstanding 117M 124M +6% Market cap $84M $173M +106% 27

SESEN BIO HIGHLIGHTS 1. Differentiated MOA and clinical profile creates opportunity for best-in-class profile for Vicineum 2. Clear regulatory path forward for potential approval in US in 2021 and Europe in 2022 3. Significant global commercial opportunity; projected $1B - $3B peak revenue for Vicineum 28

THANK YOU

Talented and Experienced Leadership Team Prepared for Commercial Launch Senior Management Board of Directors Omar Rifi Thomas Cannell, DVM Jay Duker, M.D. Vice President, Business Development President, CEO and Director Chair of the Board of Directors and Alliance Management Monica Forbes Louise Stejbach Carrie L. Bourdow Chief Financial Officer Commercial Advisor Director Glen MacDonald, Ph.D. Jeannick Cizeau, Ph.D. Thomas Cannell, DVM Chief Technology Officer Head of Research President, CEO and Director Erin Clark Jeanette Kohlbrenner Jane V. Henderson Vice President, Corporate Strategy Human Resources Advisor Director and Investor Relations Mark Sullivan General Counsel and Jason Keyes Corporate Secretary Director 30

Appendix - Table of Contents Section Slide number Unmet Medical Need 32-35 Dual Mechanism of Action 36-39 Regulatory 40-42 Clinical Data 43-63 Commercial Opportunity 64-80 Manufacturing & Supply Chain 81-82 Intellectual Property 83-84 For Investor Purposes Only 31

Appendix Unmet Medical Need 32

Significant Unmet Medical Need in NMIBC ~440,000 Bladder cancer is the 6th most prevalent cancer in the US, of which 75%-85% is NMIBC2,3 new cases each year globally1 Bladder cancer is the most expensive cancer to treat in the US with projected costs of ~$6B by 20204 One of the worst patient experiences among common cancers BCG SHORTAGEBCG Survival rates for bladder cancer have decreased in recent years in the UK, during which is complicating patient care time there was also a BCG shortage5 1Bray F et al. CA Cancer J Clin, 2018. 2Anastasiadis et al. Therapeutic Advances in Urology, 2012. 3Siegel et al. CA Cancer J 33 Clin, 2019. 4Svatek RS, et al. Eur Oncol. 2014. 5Office of National Statistics, Aug 2019 Report.

Our Phase III data suggests Vicineum is cystectomy-sparing by significantly delaying or avoiding cystectomy for patients Your Bladder: An Essential Organ Radical Cystectomy: Life-Altering Surgery Self-controlled storage organ in Often a 10 hour or longer surgery the body In women, removal of the entire Holds urine for release so the bladder includes removal of the body is not exposed to harmful uterus, fallopian tubes, ovaries and toxins and waste cervix, part of the vaginal wall, and surrounding tissue Part of the urinary system; partners with lungs, skin, and In men, removal of the entire bladder intestines to keep chemicals and includes removal of the prostate, water in the body balanced and seminal vesicles, and surrounding healthy tissue Integrated with male and female Radical cystectomy requires life-long reproductive systems urinary diversion 2018 FDA Guidance: The goal of therapy in patients with BCG-unresponsive NMIBC is to avoid cystectomy Sources and Additional Information: Bladder Cancer Advocacy Network (BCAN). Bladder Removal Surgery. May 2017. 34

There is a Significant Unmet Need in China Bladder Cancer is the 13th Most >300M Adult Smokers in China5 Common Cancer in China1 • Largest smoking population in the • 1.6-1.7 times the incidence vs. the US2 world • Case fatality rate is 41% vs. 22.5% in • Smoking is the most important risk the US3 factor for bladder cancer China has Increasing Diagnosis Improving Reimbursement and Rates with Limited Treatment Pricing Options • Updated provincial pricing and • Diagnosis and treatment rate reimbursement policies have been expected to increase from 85% in set to improve patient access to 2020 to 92% in 20284 innovative therapies in China6 • Chemotherapy treatment is common with high recurrence rates4 Sources: 1Cancer Statistics in China. American Cancer Society. 2015. 2ClearView analysis. 2019. 3GLOBOCAN/IARC. 2018. 4Qilu business case presentation. April 2020. 5Transl Lung Cancer Res. Tobacco and the lung cancer epidemic in China. NIH. May 2019. 6Better Market Access in China – Government Improves Pricing and Reimbursement Environment. April 2019. 35

Appendix Dual Mechanism of Action 36

Vicineum has a Highly Differentiated Mechanism of Action Mechanism 1: Mechanism 2: Kills cell directly Activates immune system Vicineum selectively targets EpCAM on T cells recognize neoantigen cancer cells while and kill cancer cells generally leaving healthy cells alone Vicineum causes immunogenic cell death by triggering Neoantigen T cell proliferation damage-associated molecular release patterns (DAMPs) DAMPs APC Activation Neoantigen presentation and T cell activation Exotoxin A Payload Memory T cell Non-cleavable peptide Linker ViciniumVicineum Antibody Fragment For illustrative purposes only. Based on preclinical studies, we believe Vicineum works via a dual mechanism of action. 37

Vicineum is Highly Differentiated and has a Dual Mechanism of Action • Fusion protein consisting of an antibody fragment and a cytotoxic payload • Small size facilitates tumor penetration and greater drug delivery • Selectively targets cancer cells while generally sparing healthy cells • Inhibits protein synthesis and kills both rapidly proliferating and slow-growing cancer cells • Effective against multi-drug resistant cancer cells Dual MoA Selectively targets EpCAM to Immunogenic cell death activates destroy cancer cells by a T cell-mediated immune immunogenic cell death response to attack the tumor Based on preclinical studies, we believe Vicineum works via a dual mechanism of action. 38

Pre-clinical and Phase I Trial in SCCHN shows evidence of activation of patients’ immune systems Pre-Clinical Evidence Clinical Evidence (as seen in Phase I) After 4wks on Pre-treatment Immunogenic Cell Death (ICD) treatment • Promotes a pro-inflammatory environment and drives PATIENT A: anti-cancer T cell responses • ICD is is associated with Damage Associated Molecular Patterns (DAMPs) including calreticulin expression, active ATP release and passive release of high mobility Injected Tumor group box 1 protein (HMGB1) • Vicineum killing of cancer cells induces the expression of these key DAMPs PATIENT B: In a mouse model, local Vicineum treatment of a tumor induced an immune response that, combined with a checkpoint inhibitor, slowed the growth of a 2nd non-injected tumor Non-Injected Tumor Injected Tumor Reviewed in Vandenabaele, p et al, Adv. Exp Medical Biology 930:133-49 2016 Presented at AACR, 2017 39

Appendix Regulatory 40

Significant Progress in 2019 4 Pivotal Face-to-Face Meetings Led to BLA Submission of Clinical/Nonclinical Data May 2019: FDA Accepts CMC Analytical Comparability Plan • No additional clinical trials deemed necessary at this time, subject to final review of comparability data in the BLA June 2019: FDA Recommends Accelerated Approval Pathway and Rolling Review • Nonclinical data, clinical pharmacology data, and the safety database are sufficient to support a BLA submission November 2019: Gained alignment with FDA on post-marketing confirmatory trial • Creates opportunity for future label expansion in broader population December 2019: Gained alignment with the FDA on the final content of the BLA • Shared commitment to accelerate the timing of the pre-license inspection December 2019: Initiated BLA submission for Vicineum under Rolling Review 41

Positive Interactions with EMA on Regulatory Pathway for Vicineum May 7, 2020 CHMP clinical advice for Vicineum: • The nonclinical and clinical pharmacology studies, and safety database are all sufficient to support a MAA submission for Vicineum and no additional clinical trials were requested • There is an unmet need for BCG-unresponsive NMIBC patients, especially for patients who are contraindicated for cystectomy • CHMP provided Sesen Bio with additional clarity on how to structure data in the MAA submission May 29, 2020 CHMP CMC advice for Vicineum: • Analytic comparability aligned to global standards issued by the ICH • CHMP agreed that the CMC comparability plan provides a strong analytical package, and no additional clinical trials to establish comparability are deemed necessary at this time • CHMP agreed to accept the GMP inspections conducted by the FDA Based on the guidance received, we expect to submit the MAA for Vicineum to the EMA in early 2021, with potential approval anticipated in early 2022 CHMP = Committee for Medicinal Products for Human Use EMA = European Medicines Agency MAA = marketing authorization application 42 ICH = International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use

Appendix Clinical Data 43

Vicineum demonstrates a strong benefit-risk profile in our Phase III Trial Efficacy Surrogate Time to Health Endpoints Cystectomy Outcomes Benefit Risk : Safety and Tolerability Selectively targets cancer cells while generally avoiding healthy cells Favorable profile relative to BCG, Valstar, checkpoint inhibitors No dose or age-related increase in AEs Intravesical administration 2018 FDA Guidance: The approval of a marketing application is based on a favorable risk-benefit assessment Phase III clinical trial is an open-label, multicenter, single-arm registration trial for the treatment of high-risk NMIBC patients who are designated to be BCG-unresponsive after adequate treatment with BCG. Adequate BCG is defined as at least two courses of BCG with at least five doses in the first course and two in the second. Preliminary data as of May 29, 2019 data cut. 44

Phase III Trial: Patient Demographics COHORT 1 COHORT 2 COHORT 3 CHARACTERISTICS CIS that was refractory or CIS that recurred >6 Papillary tumors (without recurred within 6 months CIS) that recurred within of adequate BCG adequate BCG 6 months of adequate BCG Total patients enrolled 86 7 40 Evaluable patients at 3-months 86 7 40 Evaluable patients at 6-months 86 7 40 Evaluable patients at 9-months 86 7 40 Evaluable patients at 12-months 86 7 40 Mean age (years) 74 68 74 Males/Females 63/23 6/1 34/6 Mean prior treatment for NMIBC BCG cycles (courses) 3 (range 2-13) 3 (range 2-13) BCG cycles (instillations) 16 (range 8-45) 15 (range 7-48) Intravesical chemotherapy 1 (range 0-23) 1 (range 0-6) TURBT 4 (range 0-28) 4 (range 0-10) TURBT: transurethral resection of bladder tumor 45 Note: Data are as of May 29, 2019 data cut

Compelling Clinical Data Set Endpoint How Endpoint is Measured Results Complete Response Rate (CRR) • 40% CRR at 3 months Defined as the proportion of patients who show no evidence of high-risk Primary Endpoint • Lower bound of 95% CI rules out clinically unmeaningful CRR disease, or disease progression (e.g., T2 or more advanced disease). CIS patients • Higher complete response rate in patients receiving less BCG Duration of Response (DoR) • 52% duration of 9 months (12 months of therapy) Primary Endpoint Defined as the time from complete response to treatment failure. • 39% duration of 15 months or greater (18 months of therapy) CIS patients • The longer the CR, the higher the probability of remaining disease-free Time to Disease Recurrence • Median time to recurrence is 402 days Defined as the time from the date of first dose of study treatment to treatment Secondary Endpoint • 50% probability of remaining recurrence-free for 12 months failure. Papillary patients • 37% probability of remaining recurrence-free for 24 months or greater • 76% of patients are cystectomy-free for 3 years Time to Cystectomy (TtC) Defined as the time from the date of first dose of study treatment to surgical • Responders have an 88% probability of remaining cystectomy-free at 3 years Secondary Endpoint bladder removal. • Average responder remains cystectomy-free for 1,035 days vs. 631 days for All Cohorts non-responders Progression-Free Survival (PFS) • 96% of patients are progression-free at 12 months Defined as the time from the date of first dose of study treatment to disease Secondary Endpoint • 90% of patients are progression-free for 24 months or greater progression (e.g. T2 or more advanced disease) or death as a first event. All Cohorts • Median PFS has not been reached Event-Free Survival (EFS) • 29% of patients are event-free at 12 months Defined as the time from the date of first dose of study treatment to treatment Secondary Endpoint • 22% of patients remain event-free at 18 months failure or death as a first event. All Cohorts • 21% of patients remain event-free for 24 months or greater Overall Survival (OS) • Overall survival is 98% at 12 months Defined as the time from the date of first dose of study treatment to death Secondary Endpoint • Overall survival is 96% for 24 months or greater vs. 94% for general from any cause. All Cohorts population at 2 years Safety • 2% treatment-related SAEs Secondary Endpoint Full review of all safety data from Phase III • 4% treatment-related Grade 3-5 AEs All Cohorts • Increased dosing in Phase III did not increase severity or frequency of AEs Tolerability • AEs generally low grade Secondary Endpoint Full review of all tolerability data from Phase III • Low rate of discontinuations for AEs All Cohorts • No age-related increase in AEs 46 Note: Data are as of May 29, 2019 data cut

Complete and Partial Response: In our Phase II clinical trial, 83% of patients had a complete or partial response 3-Month Response 40% of patients had a complete response Start of Treatment with 43% of patients had a partial response Vicineum 17% of patients had no response *Note: Data are from Phase II clinical trial, n=45 (40% of patient had a complete response at 3 months; 60% of patients did not have a complete response and, of those, 71% of patients had a partial response). Partial response, as measured by bladder mapping, is defined by non-complete response patients who had either a reduction in tumor size or did not experience an increase in bladder area affected. Bladder mapping was not done as part of the Phase III trial, therefore partial response data are not available. 47

Duration of Response: 52% of CIS patients who had a complete response at 3 months remained disease-free for a total of 12 months after starting treatment Median Duration of Response is 287 days (95% CI, 154-NE* days) (9.4 months)** 100 KM Estimate 80 X Censored 95% CI 60 52% 39% 40 % of% Patients with Complete Response 20 0 3 6 9 12 15 18 21 At time of first CR (90 days) Time after first CR (months) KM Evaluable 36 35 21 16 13 10 6 4 Patients: Duration of response: defined as the time of complete response to treatment failure. *Not Estimable, the upper bound for the 95% confidence interval has not reached the median. **Note: Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2. Median duration of response for the primary endpoint, Cohort 1 (n=86) is 273 days (95% CI=122-NE), 48 and duration of response for Cohort 2 (n=7) is 290 days (95% CI=167-NE), based on the Kaplan-Meier method.

Duration of Response: Vicineum is generally more efficacious in CIS patients treated with less BCG The BCG shortage may cause a new normal wherein patients receive less BCG 100 Legend: 7-9 BCG instillations 80 X Censored 60 Median 40 20 % ofPatients with Complete Response 0 3 6 9 12 15 18 21 At time of first CR Time after first CR (months) (90 days) KM Evaluable Patients 7 – 9 BCG Instillations: 7 7 5 4 4 2 2 2 KM Evaluable Patients 29 28 15 13 9 8 4 2 Duration of response: defined as the time of complete response to treatment failure. 49 *Note: Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2.

Duration of Response: The longer you have a complete response, the higher the probability of remaining cancer-free Probability of Maintaining Complete Response (CR) for at Least One Additional Year* CR at 12 months 74% CR at 9 months 61% CR at 6 months 56% CR at 3 months 42% Day 0 17% 0% 20% 40% 60% 80% Probability of CR for Additional 12 months Duration of response: defined as the time from complete response to treatment failure. 50 *Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2.

Time to Disease Recurrence: Time to Disease-Recurrence: 50% of high-risk papillary patients who were treated with Vicineum are disease-free at 1 year Median time to recurrence is 402 days per Kaplan-Meier estimate (13.2 months) 100 Legend: 80 KM Estimate X Censored 95% CI 60 50% 40 37% % ofPatients Recurrence-Free 20 0 0 3 6 9 12 15 18 21 24 Time on treatment (months) KM Evaluable 40 27 23 18 16 12 10 8 4 Patients: 2018 FDA Guidance: Sponsors can include patients with completely resected lesions and no evidence of CIS in these single-arm trials but should not include them in the evaluation of the primary efficacy endpoint. Time to disease recurrence: defined as the time from the date of the first dose of study treatment to treatment failure. Median time to disease recurrence 95% confidence intervals are 170 – Not estimable (NE) days. Not estimable means the upper bound for the 95% confidence interval has not reached the median. 51 Note: Data reflect results of patients in cohort 3 (n = 40) with high-grade Ta or T1 tumors (without Carcinoma in situ) that recurred within 6 months of adequate BCG.

Highly Differentiated Time-to-Cystectomy Data vs. Currently Available Agents 76% of patients are cystectomy-free for 3 years No patient on treatment progressed to metastatic disease 100 Legend: KM Estimate X Censored 80 95% CI 60 Median 40 20 % ofPatients Cystectomy-Free 0 0 3 6 9 12 15 18 21 24 27 30 33 Time from start of treatment (months) KM Evaluable 133 127 113 100 86 60 49 37 29 15 10 5 Patients: 2018 FDA Guidance: The goal of therapy in patients with BCG-unresponsive NMIBC is to avoid cystectomy. Time to cystectomy: defined as the time from the date of first dose of study treatment to surgical bladder removal. Data reflected consist of patients from all cohorts 1, 2 & 3 (n=133). Note: Average time to cystectomy from transurethral resection of bladder tumor (TURBT) for NMIBC patients with high-risk papillary disease in Europe is ~105 days (National Institute of Health, Timing of radical cystectomy in Central Europe - multicenter study on factors influencing the time from diagnosis to radical treatment of bladder cancer patients, Poletajew S, et al., 2015.) Additional FDA guidance states that although delay in radical cystectomy is considered a direct patient benefit, the variations in patient and health care provider preferences can confound the 52 interpretation of this endpoint in randomized trials and particularly in single-arm trials. Nevertheless, sponsors should collect these data, which may provide supportive evidence of effectiveness.

Time to Cystectomy: Responders have an 88% probability of remaining cystectomy-free 3 years after starting treatment The average responder remains cystectomy-free for 1,035 days vs. 631 days for non-responders 100 Statistically significant difference for 80 responders vs. non-responders: p = < 0.001 60 Median Legend: 40 Responders Non-responders % of Patients Cystectomy-Free 20 X Censored 0 0 3 6 9 12 15 18 21 24 27 30 33 36 Time from start of treatment (months) KM Evaluable 63 63 63 58 52 39 34 27 23 13 9 4 2 Responder Patients: KM Evaluable Non- 70 64 50 42 34 21 15 10 6 2 0 0 0 responder Patients: Time to cystectomy: defined as the time from the date of first dose of study treatment to surgical bladder removal. Data consist of patients from all cohorts (n=133). 53

Overall Survival 1- and 2-year survival rates of patients on trial are comparable to those of the general population of similar age and gender demographics (predominantly male in their 70s) Survival Estimates Patients on VISTA Trial General Population1 1 year 98% 97% 2 years 96% 94% 1U.S. Social Security Administration Actuarial Life Table (https://www.ssa.gov/oact/STATS/table4c6.html), Based on probability of dying within one year and weighted to match VISTA trial population demographics 54

Additional Vicineum Clinical Data Preliminary Phase II vs. Phase III Complete Response Rate Time Point Phase II Pooled CRR (95% Confidence Interval) Phase III Pooled CRR (95% Confidence Interval) 3-months 40% (26%-56%) 40% (30%-51%) 6-months 27% (15%-42%) 28% (19%-39%) 9-months 18% (8%-32%) 21% (13%-31%) 12-months 16% (7%-30%) 17% (10%-26%) Dosing: Phase II: Cohort 1: 6 weekly induction doses, 6 weeks off; if a CR is achieved, proceed to maintenance dosing consisting of three cycles of 3 weekly doses, followed by 9 weeks off; those with residual disease at 3 months had option of to start maintenance or receive a second induction course. Cohort 2: 12 weekly induction doses; if a CR is achieved, proceed to maintenance dosing consisting of three cycles of 3 weekly doses, followed by 9 weeks off. Phase III: Biweekly induction doses for 6 weeks followed by weekly dosing for 6 weeks; if a CR is achieved, proceed to maintenance of every other week dosing for 2 years total. 55 Note: Phase III data are as of May 29, 2019 data cut

Phase III Trial: Evaluable Patient Data Tables by Cohort for Carcinoma in situ Cohort 1 (n=82) Complete Response Rate Time Point Evaluable Patients Complete Response Rate (95% Confidence Interval) 3-months n=82 39% (28%-50%) 6-months n=82 26% (17%-36%) 9-months n=82 20% (12%-30%) 12-months n=82 17% (10%-27%) Cohort 2 (n=7) Complete Response Rate Time Point Evaluable Patients Complete Response Rate (95% Confidence Interval) 3-months n=7 57% (18%-90%) 6-months n=7 57% (18%-90%) 9-months n=7 43% (10%-82%) 12-months n=7 14% (0%-58%) Response-evaluable population includes any modified intention-to-treat (mITT) subject who completed the induction phase 56 Note: Data are as of May 29, 2019 data cut

Recurrence-free Rate: 42% of high-risk papillary patients remain disease- free after one year Recurrence-free (RF) Rate (Papillary patients) Time Point Evaluable Patients RF Rate (95% Confidence Interval) 3-months n=38 71% (54%-85%) 6-months n=38 58% (41%-74%) 9-months n=38 45% (29%-62%) 12-months n=38 42% (26%-59%) Recurrence-free rate: defined as the percentage of patients that are recurrence-free at the given assessment time point. Response-evaluable population includes any modified intention-to-treat (mITT) subject who completed the induction phase 57 Note: Data are as of May 29, 2019 data cut

Safety and Tolerability: Our Phase II and Phase III clinical trials are highly consistent for safety and tolerability Increased dosing and duration of exposure does not appear to lead to an increase in incidence or severity of AEs Phase II Phase III Category Treatment-related serious adverse Patients (%) Patients (%) events reported: Any AE 43 (94%) 117 (88%) • Phase II Clinical Trial: 6 SAEs reported, none determined to be Grade 3-5 AEs 9 (20%) 29 (22%) related to treatment by the investigator. Treatment-related AEs 30 (65%) 66 (50%) • Phase III Clinical Trial: 3 patients Treatment-related Grade 3-5 AEs 3 (7%) 5 (4%) reported 4 events including grade 4 cholestatic hepatitis, grade 5 Any SAE 6 (13%) 19 (14%) renal failure1, grade 3 acute kidney injury2, and grade 2 Treatment-related SAEs 0 (0%) 3 (2%) pyrexia. Discontinuations due to AEs 0 (0%) 4 (3%) Vicineum Treatment Exposure: Average Instillations per Patient 12 27 Average Duration of Exposure (days) 147 240 190-year-old man started the trial Mar. 2016. In May 2016, admitted for renal failure and started dialysis. Two weeks later, patient opted to discontinue dialysis, entered hospice and died in June 2016. Case reported to DSMB, FDA and Health Canada. 274-year-old man started the trial Nov. 2016. In Dec. 2016, admitted for acute kidney injury. In 2017, protocol amended 58 to enhance monitoring, and educated investigators. No new serious related renal events since.

Safety and Tolerability: No age-related increase in adverse events in our Phase III trial The average patient in the VISTA trial was ~74 years old Adverse Events 10 9.0 Treatment-related Adverse Events 7.9 8 7.5 6 4 3.0 2.1 2 1.6 0 54-69 70-79 80+ (n=40) (n=57) (n=36) Age (years) Note: Data consist of patients from all cohorts (n=133). 59 Mean AEs for all patients: 8.1 (range 0-54), Mean treatment-related AEs for all patients: 2.2 (range 0-51).

High-Level Overview of Planned Confirmatory Trial Successful in alignment with the FDA on the design of the post-marketing confirmatory trial for Vicineum Key Elements The confirmatory trial will enroll BCG-refractory patients who received less-than-adequate BCG* • This represents a broader patient population than the originally proposed BCG-intolerant population • If the trial is successful, labeling is expected to be expanded to include this additional patient population The trial is expected to be powered to demonstrate the superior efficacy of Vicineum vs. currently utilizedtherapies • Primary endpoints expected to include complete response rate and duration of response • Secondary endpoints expected to include quality of life, survival and safety assessments, as well as an evaluation of a delayed complete response** • These data are expected to contribute to favorable reimbursement discussions worldwide * Adequate BCG is defined by the FDA as at least 5 doses in an initial induction course, plus at least 2 doses in a second course 60 ** In post-hoc analyses requested by the FDA, Vicineum was shown to demonstrate a delayed CR in some patients who were non-CR at 3 months

HEAD AND NECK CANCER: Difficult-to-Treat & Dominated by Primary Tumor • Head and neck cancers affects >650,000 people worldwide; ~350,000 deaths each year1 • 90% are squamous cell carcinomas of the head and neck (SCCHN)1 - Two-thirds diagnosed with advanced disease and severe prognosis • High risk of recurrence and frequent metastases and development of second primary tumor1 • Low rate (~50%) of 5-year survival and limited benefit with combo chemotherapy2 • Surgery remains SOC - highly invasive and associated with significant morbidity2 • Recurrent SCCHN after multimodal local treatment generally considered incurable2 • Two checkpoint inhibitors currently approved for treatment of SCCHN3,4 1 Heroiu et al. Maedica, 2013; 8(1), 80-85 2Machiels, J. F1000Prime Rep. 2014. 61 3OPDIVO (nivolumab) prescribing information 4KEYTRUDA® (pembrolizumab) prescribing information

VICINEUMMonotherapy Studies Demonstrate Opportunity in Late-stage SCCHN PHASE 1 TRIALS ASSESSING DAILY AND COMPLETED U. S. PHASE 2 TRIAL WEEKLY DOSES SUGGEST IMMUNE DRIVEN • Weekly administration of 500 µg or 700 µg via RESPONSE intratumoral injection; 700 µg established as RP2D • Anti-tumor activity of 43% on daily dose; 62% on • Well-tolerated; pain at injection site reported as most weekly dose commonAE • Observed regression or complete resolution of non- • Reduction in bi-directional size of principle targeted injected tumors tumor observed in 71% (10/14) of evaluable patients • 207 days mean overall survival for EpCAM-positive • RECIST criteria not employed patients vs. 125 days for EpCAM-negative patients • Growth control of initial treated tumor achieved in four • Generally well-tolerated of five patients with multiple tumors, leading to treatment of additional tumors 62

Pipeline of Targeted Therapies We believe there is strong scientific rationale for Vicineum in combination with checkpoint inhibitors. Vicineum in combination with AstraZeneca’s anti-PD-L1, Imfinzi (durvalumab), is being evaluated in a Phase 1 trial run by the National Cancer Institute. PRODUCT CANDIDATE PAYLOAD INDICATION PRECLINICAL Ph I Ph II Ph III BLA Locally administered TPTs BCG-unresponsive Vicineum ETA Submission Initiated high-risk NMIBC Vicineum ETA SCCHN Complete Locally administered TPT + Systemic Checkpoint Inhibitor BCG-unresponsive Vicineum + Durvalumab ETA & IO Ongoing high-risk NMIBC Vicineum (Combination with ETA & IO SCCHN Deferred checkpoint inhibitor) We have deferred further development of Vicineum, for the treatment of squamous cell carcinoma of the head and neck (SCCHN), and VB6-845d in order to focus our efforts and resources on our ongoing development of Vicineum for the treatment of high-risk NMIBC. We are also exploring collaborations for Vicineum, for the treatment of SCCHN, and VB6-845d. 63 ETA, exotoxin A; IO, immuno-oncology agent

Appendix Commercial Opportunity 64

Virtuous Cycle: High possibility that all three key segments are advocates & take action Physicians (Ancillary HCPs) Patients Payers (Caregivers/ Encourage use of Vicineum before RC (Private/ families) public) Advocate for product reimbursement Sources: Sesen Bio internal market research: Patient Journey Insights, Blue Print qualitative study May 2018, n=24; Sesen Market Opportunity, Monitor Deloitte qualitative and quantitative (n=34) study October 2018; Community Urologist in-depth interviews (IDIs), October 2018, n=5; Sesen Bio Qualitative Market Research Urologist/KOL IDIs February 2019, n=11. Sesen Bio Qualitative Market Research Urologist IDIs June 2019, n=30. 65 Note: RC= Radical Cystectomy

Brand Logo Differentiated vs. branded agents in Urology TM 66

Vicineum has the Potential to Provide Continuity of Care for Patients with NMIBC Checkpoint Treatment Protocol BCG Vicineum Inhibitors Treatment at Urology office X Directed by Urologist X Administration by Urology nurse X Bladder infusion via urinary catheter X 2-hour infusion, hold, and rotation X Source: Sesen Bio Qualitative market research, Urologist IDIs June 2019, n = 30. 67

Clinical Data from Emerging Treatments for NMIBC Vicineum Profile Keytruda Profile Tecentriq Profile Gen (Phase III Data) (Phase II Data) (Phase II Data) Efficacy N=89 N=102 N=73 Complete Response Rate • At 3 Months 40% (CI: 30-51) 41% (CI: 32-51) 41% (CI: 30-53) • At 12 Months 17% 20% No data reported • At 18 Months 15% 13% No data reported 76% of patients were cystectomy- No data reported (not a clinical trial Time to Cystectomy free No data reported endpoint) at 36 months (n=133) Safety N=133 N=102 N=73 Treatment-Related Grade 3- 4% 13% 12% 5 AEs Discontinuation due to an 3% 10% No data reported AE Mode of Administration Intravesical Intravenous Intravenous Generally Administered by Urologist Medical Oncologist Medical Oncologist Source: Preliminary data from October 6, 2020 data cut for Vicineum profile; Dec. 2019 FDA briefing book for Keytruda profile; May 2020 ASCO abstract for Tecentriq 68 profile. Note: The data shown are from the respective trials and do not represent head-to-head trial outcomes

1Q 2020 Market Research Results Reasons Urologists Prefer Vicineum Profile • Urologists strongly prefer to retain ownership of patient journey – High degree of reluctance to refer to Medical Oncologists – Fear of losing follow-up diagnostics with patient after treatment referral • Urologists perceive favorable product profile for Vicineum – Comparable efficacy and favorable safety/tolerability relative to Keytruda profile – Compelling time-to-cystectomy data • Urologists perceive administration of Vicineum as highly consistent with office operations – Vicineum administration protocol is identical to BCG – Many Urologists are less familiar with the side effects of intravenous chemotherapy • Urologists perceive negative psychological effects of intravenous therapy on patients – Stigma of seeing an Oncologist/going to large academic medical center – Patient perception of more advanced disease (e.g. terminal patients) Source: Emerging treatment IDIs with high BCG-treating Urologists, 1Q 2020, N=34 This slide is intended for market research purposes only and is not intended for marketing purposes. 69

Highly Concentrated Prescriber Base Allowsfor CommercialEfficient Model 1 AUA State of the Urology Workforce and Practice in the United States. 2017. 2017. States. United the in Practice and Workforce Urology the of State AUA 2 Health Verity 2019. Verity Health 1 % of Patients 100% 10% 20% 30% 40% 50% 60% 70% 80% 90% 0% 0 200 400 600 800 1,000 1,200 1,400 of patients75%~1,500 Urologists treat 1,600 1,800 2,000 BCGPrescribers 2,200 2,400 2,600 2,800 3,000 3,200 3,400 3,600 2 3,800 4,000 4,200 4,400 4,600 4,800 70

At treatment decision points, caregivers often play an influential role Our strategy is to educate and inform caregivers via a wide range of digital and social channels Digital • Paid search • Organic search • Videos • Banners • Website (branded or unbranded) Social • Facebook community groups • Twitter • Lead gen/CRM Lead gen = lead generation 71 CRM = customer relationship management

Pricing and Reimbursement US Benchmarks Price Reference Payer Management Responses (Annual Cost) to Pricing2 100% $200K Anticipated Opdivo1 Keytruda1 competitive Tecentriq1 pricing $150K 50% Proportion of Payers $100K 0% $30 K $60 K $90 K $150 K $50K Unrestricted Coverage PA to Label Key: PA to Trial Risk of Step Edit* $0K Not on Formulary Sources: 1Center for Medicare and Medicaid Services (CMS) Average Selling Price (ASP) Price List as of 1Q 2020 (cms.gov). 2Payer Interviews, ClearView Analysis, n=10, March 2019. *Note: Payers cited a possibility of using a step edit, but could not be certain, as the ability to use a step edit is new to their organization’s Medicare Advantage 72 medical benefit. PA = Prior Authorization

Competitive Scan Approved/Pipeline Products Second Line Monotherapies Checkpoint Inhibitors: Gene Therapy: Adenovirus Vectors Keytruda Adstiladrin • Approved for NMIBC January 2020 • Missed May PDUFA date • Reimbursed at $175,000/year with minimal payer restrictions • Received a CRL from the FDA in May 2020 citing numerous CMC Tecentriq and manufacturing issues • Awaiting Phase III enrollment CG0070 • Phase II closed prematurely as it failed to meet futility endpoint • Phase III trial anticipated to start September 2020 • Same adenovirus serotype as Adstiladrin Combination Therapies N-803 + BCG (Phase II) Keytruda + BCG (Phase III) • BLA Filing 2021 (CIS)*; Breakthrough Therapy Status • Phase III trial initiated in December 2018 • BLA Filing 2022 (Ta/T1)* • Patients with “less than adequate” BCG • Primary Completion Date: May 2022 Recently Terminated Programs Phase II Trials Phase III Trials • Enzalutamide October 2018 • Rapamycin June 2019 • Inodiftagene Vixteplasmid November 2019 • Nanoxel August 2019 • Rogaratinib December 2019 • Mitomycin C + Synergo April 2020 73 *JP Morgan Healthcare Conference (January 2020); Jefferies Virtual Health Conference (June 2020)

Sesen Bio OUS Strategy Overview • Vicineum is a product with potential for registration and reimbursement in multiple developed markets • OUS opportunity for Vicineum is 2-3 times larger than the US • Efficient process to manage strong, engaged relationships with key partners worldwide • Partner with 6-10 companies with local expertise who will be the MAH • Launch in 60-80 OUS countries with 50-50 value share 74

Sesen Bio OUS Update July 31, 2020: Announced partnership with Qilu Pharmaceutical for the manufacture, development and commercialization of Vicineum in Greater China* • Represents the first of 6-10 anticipated OUS deals • Financial terms include significant sources of non-dilutive capital • Qilu will be the Marketing Authorization Holder and will have the exclusive rights to develop, manufacture and commercialize Vicineum in the region • Terms of the agreement include tech transfer, creating an opportunity for future CMO partnership to meet significant global demand forecasts Vicineum is a product with potential for registration and reimbursement in multiple developed markets • OUS opportunity for Vicineum is roughly double the US opportunity • Additional partnership opportunities expected in 2H 2020 – 1H 2021 *Greater China is defined as China, Hong Kong, Macau and Taiwan 75

Partnership Opportunity in China: Qilu Pharmaceutical Profile • Top 10 Pharmaceutical Company in China with >$3B in annual revenues • Extensive clinical experience • 2nd largest clinical team in Chinese Big Pharma • Focused on biosimilar and innovative drugs, with nearly 40 years of clinical development experience • Significant oncology experience with a dedicated team of nearly 5,000 employees in sales, marketing and medical • Among top 3 companies in China for market promotion in oncology • Three commercially available biologics which are manufactured via microbial expression • Microbial drug production facility is NMPA approved and has been inspected by EU QP • DS and DP manufacturing capabilities • Future opportunity to leverage manufacturing expertise as a secondary supplier to help meet global demand DS = Drug Substance; DP = Drug Product; NMPA = National Medical Products Administration (formerly CFDA); QP = Qualified Person 76

Overview of Qilu License Agreement • Financial terms include significant sources of non-dilutive capital • Upfront payment of $12M in cash • Eligibility to receive up to $23M in regulatory and tech transfer milestones in addition to 12% royalties on net sales for at least 12 years • Qilu will be the Marketing Authorization Holder (MAH) and will have the exclusive rights to develop, manufacture and commercialize Vicineum in the Greater China* region • Qilu will be responsible for all expenses related to these activities • Sesen retains full development and commercialization rights in the US and rest of world excluding Greater China • Terms of the agreement include tech transfer, creating an opportunity for future CMO partnership to meet significant global demand forecasts *Greater China is defined as China, Hong Kong, Macau and Taiwan 77

Building Our Reputation as a Partner of Choice Feedback Received from Qilu During the Negotiation Process Vicineum is a highly differentiated product that addresses a huge unmet need Highly knowledgeable clinical and manufacturing teams Significant CMC capabilities and experience Strong cultural fit between Sesen and Qilu 78

Simulation Inputs: US Market Estimated patients eligible for branded therapy1 (Annual high-risk NMIBC patients unresponsive to BCG) Lower Bound Upper Bound 7,800 patients 20,400 patients Estimated peak market share2 (Likely share of branded agents) Lower Bound Upper Bound 20% 75% Approximate year 1 doses received3 (Percent of possible doses received) Lower Bound Upper Bound 67% 83% Anticipated reimbursement price for competitive agents4 (Anticipated annual CMS ASP) Lower Bound Upper Bound $100,000 $175,000 1 2 Sources: National Cancer Institute, SEER Cancer Stat Facts: Bladder Cancer, 2019., and ClearView Analysis 1Q 2019. Emerging Treatment IDIs with High BCG-Treating 79 UROs, 1Q 2020, N=34, 3Phase III trial data as of May 29, 2019 data cut., 4Center for Medicare and Medicaid Services (CMS) Average Selling Price (ASP) Price List

Simulation Inputs: OUS Market Estimated incidence relative to the US1 Estimated price relative to the US2 (High-risk NMIBC patients unresponsive to BCG) (Anticipated reimbursed price) Lower Bound Upper Bound Lower Bound Upper Bound Europe 1.1 1.3 Europe 0.44 0.84 China 1.6 1.8 China 0.20 0.60 MENA 0.2 0.4 MENA 0.66 1.06 Asia Asia 0.8 1.0 0.29 0.69 (incl. Japan) (incl. Japan) Latin America 0.2 0.4 Latin America 0.30 1.00 Canada 0.1 0.3 Canada 0.35 0.70 Oceania 0.05 0.2 Oceania 0.35 0.70 Sources: Ferlay. Intern. J. Canc. 2015; UN World Population Reports; SEER; GLOBOCAN; RedBook; Lauertaxe; Ameli; NICE; Vademecum; AIFA; NHI; CADTH; ANVISA; CBiP; Danish Medicines Agency; The Pharmaceutical Benefits Scheme; Saudi Food & Drug Authority; South African Medicine Price Registry; FiercePharma; ClearView Analysis. 1Relative incidence is calculated from total bladder cancer, and does not account for differences in the distribution of patients between NMIBC and MIBC. 2Pricing multiplier is based on publicly available pricing information; averaged based on ex-manufacturer price of Keytruda and Opdivo, and is likely to vary greatly for each pharmaceutical, and across different countries within each region. 3South Africa price multiplier was based on Keytruda only, as Opdivo has not yet been priced. 80

Appendix Manufacturing & Supply Chain 81

Reliable and Inexpensive Manufacturing Process • Vicineum is manufactured using a robust, industry-standard microbial expression system • The manufacturing process is highly reliable, reducing the risk of supply shortages • The manufacturing process is inexpensive, leading to a relatively low cost-of-goods • For manufacturing, we have partnered with Fujifilm and Baxter, both world-class contract manufacturers 82

Appendix Intellectual Property 83

Vicineum Patent Life Pending Applications Dosing Strategies for Targeting EpCAM positive bladder cancer. If allowed, Stabilized Chimeric Immunoglobulins would expire in 2036 or later. (April 2020 - July 2020) US: 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Methods of Treating Cancer Using an Immunotoxin (April 2024 - Jun 2025) Potential for 12 years of biologics marketing exclusivity from date (TBD) of first approval* Pending Applications Dosing Strategies for Targeting EpCAM positive bladder cancer. If allowed, Stabilized Chimeric would expire in 2036 or later. Immunoglobulins (April 2020) OUS: 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Methods of Treating Cancer Using an Immunotoxin (Apr 2024) Note: Patent life assessment reflects independent analysis by Hogan Lovells US LLP. 84 *Data exclusivity granted by FDA under the Biologics Price Competition and Innovation Act of 2009 (codified at 42 U.S.C. § 262(k))